Exhibit 99.1

                        MOLSON COORS CLASS B COMMON STOCK

Exhibit 99.1 is amended and restated to read in its entirety as follows:

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                                                             Directors /    Country of
      Shareholder                    Officers                 Trustees      Citizenship
----------------------------------------------------------------------------------------
Pentland Securities   Andrew T. Molson (President)        Eric H. Molson      Canada
(1981) Inc.           Eric H. Molson (Vice-President)
                      Stephen T. Molson (Vice-President)



                                                          ------------------------------
                                                          Stephen T. Molson   Canada





                                                          ------------------------------

                                                          Andrew T. Molson    Canada






----------------------------------------------------------------------------------------

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                                                                                   Convictions for crime
                                                                                    (other than traffic
                                                                                   violations or similar
                                                                                     misdemeanors) or
                                               Principal occupation or                party to civil
                                                 employment and name,                 proceeding for
                          Residence or         principal business and                 securities law
      Shareholder       business address         address of employer                    violations
----------------------------------------------------------------------------------------------------------
Pentland Securities     38 Rosemont Avenue    Chairman of the Board                     None
(1981) Inc.             Westmount, Quebec     Molson Coors Brewing Company
                        Canada H3Y 3G7        1555 Notre-Dame Street East
                                              4th Floor
                                              Montreal, Quebec
                                              Canada H2L 2R5
----------------------------------------------------------------------------------------------------------
                        411 Clarke Avenue     President                                 None
                        Westmount, Quebec     The Molson Foundation - Fondation
                        Canada H3Y 3C3        Molson (a charitable foundation)
                                              1555 Notre-Dame Street East
                                              Montreal, Quebec
                                              Canada H2L 2R5
----------------------------------------------------------------------------------------------------------

                        348 Wood Avenue       Vice-Chairman, Legal Affairs and          None
                        Westmount, Quebec     Corporate Secretary
                        Canada H3Z 1Z2        National Public Relations Inc. (a
                                              public relations company) 2001
                                              McGill College Avenue Suite
                                              800 Montreal, Quebec
                                              Canada H3A 1G1
----------------------------------------------------------------------------------------------------------
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                                                                              Directors /          Country of
      Shareholder                           Officers                           Trustees            Citizenship
----------------------------------------------------------------------------------------------------------------
4280661 Canada Inc.               Andrew T. Molson (President)             Eric H. Molson              Canada
                                  Eric H. Molson (Vice-President)
                                  Stephen T. Molson (Vice-President)



                                                                           -------------------------------------
                                                                           Stephen T. Molson           Canada





                                                                           -------------------------------------
                                                                           Andrew T. Molson            Canada






                                                                           -------------------------------------
Lincolnshire Holdings Limited     Eric H. Molson (President)               Eric H. Molson              Canada
                                  Stephen T. Molson (Vice-President)


                                                                           -------------------------------------
                                                                           Stephen T. Molson           Canada





----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Convictions for crime
                                                                                                     (other than traffic
                                                                                                    violations or similar
                                                                                                      misdemeanors) or
                                                                Principal occupation or                party to civil
                                                                  employment and name,                 proceeding for
                                     Residence or               principal business and                 securities law
      Shareholder                  business address               address of employer                    violations
----------------------------------------------------------------------------------------------------------------------------
4280661 Canada Inc.             38 Rosemont Avenue          Chairman of the Board                          None
                                Westmount, Quebec           Molson Coors Brewing Company
                                Canada H3Y 3G7              1555 Notre-Dame Street East
                                                            4th Floor
                                                            Montreal, Quebec
                                                            Canada H2L 2R5
                                --------------------------------------------------------------------------------------------
                                411 Clarke Avenue           President                                      None
                                Westmount, Quebec           The Molson Foundation - Fondation
                                Canada H3Y 3C3              Molson (a charitable foundation)
                                                            1555 Notre-Dame Street East
                                                            Montreal, Quebec
                                                            Canada H2L 2R5
                                --------------------------------------------------------------------------------------------
                                348 Wood Avenue             Vice-Chairman, Legal Affairs and               None
                                Westmount, Quebec           Corporate Secretary
                                Canada H3Z 1Z2              National Public Relations Inc. (a
                                                            public relations company)
                                                            2001 McGill College Avenue
                                                            Suite 800
                                                            Montreal, Quebec
                                                            Canada H3A 1G1
----------------------------------------------------------------------------------------------------------------------------
Lincolnshire Holdings Limited   38 Rosemont Avenue          Chairman of the Board                          None
                                Westmount, Quebec           Molson Coors Brewing Company
                                Canada H3Y 3G7              1555 Notre-Dame Street East
                                                            4th Floor
                                                            Montreal, Quebec
                                                            Canada H2L 2R5
                                --------------------------------------------------------------------------------------------
                                411 Clarke Avenue           President                                      None
                                Westmount, Quebec           The Molson Foundation - Fondation
                                Canada H3Y 3C3              Molson (a charitable foundation)
                                                            1555 Notre-Dame Street East
                                                            Montreal, Quebec
                                                            Canada H2L 2R5
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
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                                       2
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                                                                                 Directors /            Country of
      Shareholder                              Officers                           Trustees              Citizenship
--------------------------------------------------------------------------------------------------------------------
4198832 Canada Inc.                  Eric H. Molson (President)               Eric H. Molson              Canada
                                     Andrew T. Molson (Secretary)




                                                                              --------------------------------------
                                                                              Andrew T. Molson            Canada






--------------------------------------------------------------------------------------------------------------------
Nooya Investments Limited            Stephen T. Molson (President)            Eric H. Molson              Canada
                                     Eric H. Molson (Vice-President)



                                                                              --------------------------------------
                                                                              Stephen T. Molson           Canada





--------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Convictions for crime
                                                                                                      (other than traffic
                                                                                                     violations or similar
                                                                                                       misdemeanors) or
                                                                      Principal occupation or           party to civil
                                                                        employment and name,            proceeding for
                                           Residence or               principal business and            securities law
      Shareholder                        business address               address of employer               violations
-------------------------------------------------------------------------------------------------------------------------------
4198832 Canada Inc.                 38 Rosemont Avenue          Chairman of the Board                     None
                                    Westmount, Quebec           Molson Coors Brewing Company
                                    Canada H3Y 3G7              1555 Notre-Dame Street East
                                                                4th Floor
                                                                Montreal, Quebec
                                                                Canada H2L 2R5
                                   --------------------------------------------------------------------------------------------
                                    348 Wood Avenue             Vice-Chairman, Legal Affairs and          None
                                    Westmount, Quebec           Corporate Secretary
                                    Canada H3Z 1Z2              National Public Relations Inc. (a
                                                                public relations company)
                                                                2001 McGill College Avenue Suite
                                                                800 Montreal, Quebec
                                                                Canada H3A 1G1
-------------------------------------------------------------------------------------------------------------------------------
Nooya Investments Limited           38 Rosemont Avenue          Chairman of the Board                     None
                                    Westmount, Quebec           Molson Coors Brewing Company
                                    Canada H3Y 3G7              1555 Notre-Dame Street East
                                                                4th Floor
                                                                Montreal, Quebec
                                   --------------------------------------------------------------------------------------------
                                    411 Clarke Avenue           President                                 None
                                    Westmount, Quebec           The Molson Foundation - Fondation
                                    Canada H3Y 3C3              Molson (a charitable foundation)
                                                                1555 Notre-Dame Street East
                                                                Montreal, Quebec
                                                                Canada H2L 2R5
-------------------------------------------------------------------------------------------------------------------------------
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                                                                              Directors /          Country of
      Shareholder                           Officers                           Trustees            Citizenship
-----------------------------------------------------------------------------------------------------------------
BAX Investments Limited              Cynthia B. Baxter (President)            Cynthia B. Baxter           Canada


                                                                              -----------------------------------

                                     Colin S. Baxter (Vice-President)                                     Canada





                                                                              -----------------------------------
                                                                              Thomas R. Burpee            Canada



                                                                              -----------------------------------
                                                                              Michael J. Ogilvie          Canada


                                                                              -----------------------------------
                                                                              Robert Mendenhall           Canada





-----------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Convictions for crime
                                                                                                       (other than traffic
                                                                                                      violations or similar
                                                                                                        misdemeanors) or
                                                                  Principal occupation or                party to civil
                                                                    employment and name,                 proceeding for
                                       Residence or               principal business and                 securities law
      Shareholder                    business address               address of employer                    violations
--------------------------------------------------------------------------------------------------------------------------------
BAX Investments Limited              120 Buena Vista Road        None                                      None
                                     Ottawa, Ontario
                                     Canada K1M 0V5
                                 -----------------------------------------------------------------------------------------------

                                     270 Park Road               Lawyer                                    None
                                     Ottawa, Ontario             McCarthy Tetrault
                                     Canada K1M 0E1              Suite 1400, The Chambers
                                                                 40 Elgin Street
                                                                 Ottawa, Ontario
                                                                 Canada K1P 5K6
                                 -----------------------------------------------------------------------------------------------
                                     1 Westmount Square          Consultant
                                     Suite 1000                  1 Westmount Square, Suite 1000            None
                                     Westmount, Quebec           Westmount, Quebec
                                     Canada H3Z 2P9              Canada H3Z 2P9
                                 -----------------------------------------------------------------------------------------------
                                     97 Main St.
                                     Hatley Village, Quebec      Retired                                   None
                                     Canada J0B 4B0
                                 -----------------------------------------------------------------------------------------------
                                     10180 101st St. N.W.        Regional Manager                          None
                                     Sixth Floor, Suite 690      Royal Trust Corporation of Canada
                                     Edmonton, Alberta           10180 101st St. N.W.
                                     Canada T5J 3S4              Sixth Floor, Suite 690
                                                                 Edmonton, Alberta
                                                                 Canada T5J 3S4
--------------------------------------------------------------------------------------------------------------------------------
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                                       4
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                                                                                 Directors /          Country of
      Shareholder                                Officers                         Trustees            Citizenship
------------------------------------------------------------------------------------------------------------------
6339522 Canada Inc.                  Cynthia B. Baxter (President)            Cynthia B. Baxter           Canada


                                                                              ------------------------------------
                                                                              James B. Baxter             Canada




                                                                              ------------------------------------
                                                                              Thomas R. Burpee            Canada





------------------------------------------------------------------------------------------------------------------

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                                                                                                      Convictions for crime
                                                                                                       (other than traffic
                                                                                                      violations or similar
                                                                                                        misdemeanors) or
                                                                  Principal occupation or                party to civil
                                                                    employment and name,                 proceeding for
                                       Residence or               principal business and                 securities law
      Shareholder                    business address               address of employer                    violations
--------------------------------------------------------------------------------------------------------------------------------
6339522 Canada Inc.                  120 Buena Vista Road        None                                      None
                                     Ottawa, Ontario
                                     Canada K1M 0V5
                                ------------------------------------------------------------------------------------------------
                                     10224 Churchill Crescent    Bureau Chief, Alberta Legislature         None
                                     Edmonton, Alberta           Edmonton Journal & Calgary Herald
                                     T5N 3H8                     (daily newspapers)
                                                                 10006 -- 101 Street
                                                                 Edmonton, AB
                                                                 T5J 0S1
                                ------------------------------------------------------------------------------------------------
                                     1 Westmount Square          Consultant                                None
                                     Suite 1000                  1 Westmount Square
                                     Westmount, Quebec           Suite 1000
                                     Canada H3Z 2P9              Westmount, Quebec
                                                                 Canada H3Z 2P9

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                                       5
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                                                                                   Directors /          Country of
      Shareholder                               Officers                            Trustees            Citizenship
--------------------------------------------------------------------------------------------------------------------
DJS Holdings Ltd.                    Deirdre J. Stevenson (President)         Deirdre J. Stevenson        Canada


                                                                              --------------------------------------
                                     Eric Stevenson (Vice-President)                                      Canada




                                                                              --------------------------------------
                                     David Stevenson (Vice-President)                                     Canada






                                                                              --------------------------------------

                                                                              Thomas R. Burpee            Canada




                                                                              --------------------------------------
                                                                              Michael J. Ogilvie          Canada


                                                                              --------------------------------------

                                                                              Robert Mendenhall           Canada





--------------------------------------------------------------------------------------------------------------------

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                                                                                                      Convictions for crime
                                                                                                       (other than traffic
                                                                                                      violations or similar
                                                                                                        misdemeanors) or
                                                                     Principal occupation or             party to civil
                                                                       employment and name,              proceeding for
                                          Residence or               principal business and              securities law
      Shareholder                       business address               address of employer                 violations
------------------------------------------------------------------------------------------------------------------------------
DJS Holdings Ltd.                  530 Mount Pleasant Avenue   None                                      None
                                   Montreal, Quebec
                                   Canada H3Y 3H5
                                   -------------------------------------------------------------------------------------------
                                   37 Foxbar Road              Investor                                  None
                                   Toronto, Ontario            Perseverance Marine Holdings Ltd.
                                   Canada M4V 2G5              Suite 1905
                                                               120 Adelaide Street West
                                                               Toronto Ontario M5H 1T1
                                   -------------------------------------------------------------------------------------------
                                   24 Gibson Avenue            Investment Advisor                        None
                                   Toronto, Ontario            MacDougall, MacDougall & MacTier Inc.
                                   Canada M5R 1T5              150 King Street West
                                                               Suite 2510, P.O. Box 13
                                                               Toronto Ontario M5H 1J9


                                   -------------------------------------------------------------------------------------------

                                   1 Westmount Square          Consultant                                None
                                   Suite 1000                  1 Westmount Square
                                   Westmount, Quebec           Suite 1000
                                   Canada H3Z 2P9              Westmount, Quebec
                                                               Canada H3Z 2P9
                                   -------------------------------------------------------------------------------------------
                                   97 Main St.                 Retired                                   None
                                   Hatley Village, Quebec
                                   Canada J0B 4B0
                                   -------------------------------------------------------------------------------------------

                                   10180 101st St. N.W.        Regional Manager                          None
                                   Sixth Floor, Suite 690      Royal Trust Corporation of Canada
                                   Edmonton, Alberta           10180 101st St. N.W.
                                   Canada T5J 3S4              Sixth Floor, Suite 690
                                                               Edmonton, Alberta
                                                               Canada T5J 3S4
------------------------------------------------------------------------------------------------------------------------------
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                                                                                   Directors /          Country of
      Shareholder                               Officers                            Trustees            Citizenship
--------------------------------------------------------------------------------------------------------------------
6339549 Canada Inc.                  Deirdre J. Stevenson (President)         Deirdre J. Stevenson        Canada


                                                                              --------------------------------------
                                     Eric Stevenson (Vice-President)                                      Canada




                                                                              --------------------------------------
                                     David Stevenson (Vice-President)                                     Canada




                                                                              --------------------------------------
                                                                              Thomas R. Burpee            Canada




                                                                              --------------------------------------
                                                                              Robert Mendenhall           Canada





                                                                              --------------------------------------
                                                                              Michael J. Ogilvie          Canada


--------------------------------------------------------------------------------------------------------------------

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                                                                                                       Convictions for crime
                                                                                                        (other than traffic
                                                                                                       violations or similar
                                                                                                         misdemeanors) or
                                                                   Principal occupation or                party to civil
                                                                     employment and name,                 proceeding for
                                        Residence or               principal business and                 securities law
      Shareholder                     business address               address of employer                    violations
---------------------------------------------------------------------------------------------------------------------------------
6339549 Canada Inc.                   530 Mount Pleasant Avenue   None                                      None
                                      Montreal, Quebec
                                      Canada H3Y 3H5
                                   ----------------------------------------------------------------------------------------------
                                      37 Foxbar Road              Investor                                  None
                                      Toronto, Ontario            Perseverance Marine Holdings Ltd.
                                      Canada M4V 2G5              Suite 1905
                                                                  120 Adelaide Street West
                                                                  Toronto Ontario M5H 1T1
                                   ----------------------------------------------------------------------------------------------
                                      24 Gibson Avenue            Investment Advisor                        None
                                      Toronto, Ontario            MacDougall, MacDougall & MacTier Inc.
                                      Canada M5R 1T5              150 King Street West
                                                                  Suite 2510, P.O. Box 13
                                                                  Toronto Ontario M5H 1J9
                                   ----------------------------------------------------------------------------------------------
                                      1 Westmount Square          Consultant                                None
                                      Suite 1000                  1 Westmount Square
                                      Westmount, Quebec           Suite 1000
                                      Canada H3Z 2P9              Westmount, Quebec
                                                                  Canada H3Z 2P9
                                   ----------------------------------------------------------------------------------------------
                                      10180 101st St. N.W.        Regional Manager                          None
                                      Sixth Floor, Suite 690      Royal Trust Corporation of Canada
                                      Edmonton, Alberta           10180 101st St. N.W.
                                      Canada T5J 3S4              Sixth Floor, Suite 690
                                                                  Edmonton, Alberta
                                                                  Canada T5J 3S4
                                   ----------------------------------------------------------------------------------------------
                                      97 Main St.                                                           None
                                      Hatley Village, Quebec      Retired
                                      Canada J0B 4B0
---------------------------------------------------------------------------------------------------------------------------------
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                                                                   Directors /            Country of
      Shareholder                           Officers                Trustees             Citizenship
------------------------------------------------------------------------------------------------------
Trust established pursuant to the                               Thomas R. Burpee            Canada
Will dated August 24, 1956, as
amended, of the Late Thomas Henry
Pentland Molson, of which the
trustees are The Royal Trust
Company, Eric Herbert Molson and                                --------------------------------------
Stephen Thomas Molson                                           Michael J. Ogilvie          Canada


                                                                --------------------------------------
                                                                The Royal Trust Company






------------------------------------------------------------------------------------------------------

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                                                                                                         Convictions for crime
                                                                                                          (other than traffic
                                                                                                         violations or similar
                                                                                                           misdemeanors) or
                                                                     Principal occupation or                party to civil
                                                                       employment and name,                 proceeding for
                                          Residence or               principal business and                 securities law
      Shareholder                       business address               address of employer                    violations
-----------------------------------------------------------------------------------------------------------------------------------
Trust established pursuant to the       1 Westmount Square          Consultant                                None
Will dated August 24, 1956, as          Suite 1000                  1 Westmount Square
amended, of the Late Thomas Henry       Westmount, Quebec           Suite 1000
Pentland Molson, of which the           Canada H3Z 2P9              Westmount, Quebec
trustees are The Royal Trust                                        Canada H3Z 2P9
Company, Eric Herbert Molson and    -----------------------------------------------------------------------------------------------
Stephen Thomas Molson                   97 Main St.                 Retired                                   None
                                        Hatley Village, Quebec
                                        Canada J0B 4B0
                                    -----------------------------------------------------------------------------------------------
                                        c/o Rosanna Flores
                                        The Royal Trust Company
                                        1 Place Ville Marie
                                        6th Floor, South Wing,
                                        Montreal, Quebec
                                        Canada, H3B 2B2

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                                       8

The ownership of Molson Coors Class B Common Stock (which, for purposes of this
Exhibit 99.1, includes all shares of Class A Common Stock, Class A Exchangeable Shares, Class B Common Stock and Class B Exchangeable Shares) by the persons listed in this Exhibit 99.1 is as follows:

1.    Eric H. Molson:           as set forth in the Schedule 13D/A (Amendment
                                No.1).

2.    Stephen T. Molson:        as set forth in the Schedule 13D/A (Amendment
                                No.1). Nancy McLennan Molson, Stephen Molson's spouse, owns 107 shares. Stephen Molson disclaims beneficial ownership of those shares.

3.    Andrew T. Molson:         as set forth in the Schedule 13D/A (Amendment
                                No.1).

4.    Cynthia B. Baxter:        14,396 shares, which are held of record by
                                Barleycorn Investments Limited, an entity affiliated with Cynthia Baxter.

5.    Deirdre J. Stevenson:     29,268 shares, which are held of record by
                                Deirdre Stevenson (2 shares), Hoopoe Holdings
                                Ltd. (15,610 shares) and 6339603 Canada Inc.
                                (13,656 shares), two entities affiliated with Deirdre Stevenson. Deirdre Stevenson's husband,
                                Robert Stevenson, owns 323 shares. Deirdre
                                Stevenson disclaims beneficial ownership of those shares.

6.    Eric Stevenson:           720 shares.

7.    David Stevenson:          5,000 shares.

8.    Colin S. Baxter:          431 shares. Colin Baxter is also a Trustee of
                                The Emily and Isabelle Baxter Family Trust, a trust established for the children of Colin
                                Baxter, which owns 287 shares.

9.    James B. Baxter:          360 shares.


                                       9
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